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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 18, 2003

                       SECURITY ASSET CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                          (State or Other Jurisdiction
                                of Incorporation)

Commission File No. 000-29039                    95-4729666
                                              (IRS Employer Identification No.)

                             16236 San Dieguito Road
                                 P.O. Box 9098
                        Rancho Santa Fe, California 92067
                                 (858) 759-3745

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         Item 4. Changes in Registrant's Certified Public Accountants

         (a) Hurley & Company has resigned as auditors because the registrant's form 10-KSB for the year ending December 31, 2002 was filed before the audit was completed. The registrant's management is continuing to have discussions with Hurley & Company and is working to complete the audit and reissue the 10-KSB.

         Item 5. Other Events

                  As a result of the Registrant's auditor's resignation, in Item 4(a), the registrant is withdrawing its Annual Report, form 10-KSB. The registrant will amend certain disclosures regarding litigation and the SEC investigation.

         Item 304. Changes in and Disagreement With Accountants on Accounting and Financial Disclosure.

         (iv) Registrant's auditor, Hurley & Company, has stated that certain disclosures regarding the noteholders' and other creditors' litigation and the SEC investigation need to be amended in the registrant's form 10-KSB for year ended December 31,2003. The management has discussed these matters with Hurley & Company and agree with the accountant's recommendations and will accordingly make such amendments.

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

                                         SECURITY ASSET CAPITAL CORPORATION
                                                   (Registrant)

      Date: June 18, 2003                /S/ Daniel J. Hill
                                         --------------------------------------
                                         Daniel J. Hill, Chairman & Interim CEO



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Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

         We have read and agree with the comments in Item 4 of Form 8-K of Security Asset Capital Corporation dated June 18, 2003.

/S/ Hurley & Company
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Hurley & Company
Granada Hills, California
June 18, 2003